Exhibit 10.4

Document A111TM – 1997

Standard Form of Agreement Between Owner and Contractor

where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the Twenty-Fifth day of September in the year Two
Thousand and Seven
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name, address and other information)

Diamond Jo, LLC
3rd Street Harbor
P. O. Box 1750
Dubuque, Iowa 52001

and the Contractor:
(Name, address and other information)

Conlon Construction Co.
1100 Rockdale Road (52003)
P. O. Box 3400
Dubuque, Iowa 52004-3400

The Project is:
(Name and location)

New Casino Facility
Diamond Jo Casino
Dubuque, Iowa

The Architect is:
(Name, address and other information)

YWS Architects
5005 West Patrick Lane
Las Vegas, Nevada 89118

The Owner and Contractor agree as follows.

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by the Associated General Contractors of America.

AIA Document A111TM – 1997. Copyright ©1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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ARTICLE 1 THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2 THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 RELATIONSHIP OF THE PARTIES

The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor’s skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

§ 4.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

(Paragraphs deleted)
Date of Commencement is July 18, 2007.

§ 4.2 The Contract Time shall be measured from the date of commencement.

§ 4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than
(Paragraphs deleted)
October 31, 2008, based on 100% for construction documents provided to contractor. The actual substantial completion date to be finalized through Change Order No. 1.

4.3.1 Liquidated damages of $10,000 per day will be established once the construction documents are 100% complete and Change Order No. is finalized. The actual substantial completion date to be finalized through Change Order No. 1.

Portion of Work	Substantial Completion date

, subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)

AIA Document A111TM – 1997. Copyright ©1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 12:13:58 on 09/25/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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ARTICLE 5 BASIS FOR PAYMENT

§ 5.1 CONTRACT SUM

§ 5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor’s performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor’s Fee.

§ 5.1.2 The Contractor’s Fee is:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor’s Fee, and describe the method of adjustment of the Contractor’s Fee for changes in the Work.)

Contractor’s Fee is three and a half percent (3.5%) of the Cost of the Work. Upon acceptance by the Owner of the Guaranteed Maximum Price, the Contractor’s Fee will become fixed. Any additions, for changes in work, would be charged at the actual Cost of the Work plus the 3.5% Contractor’s Fee.

§ 5.2 GUARANTEED MAXIMUM PRICE

§ 5.2.1 The sum of the Cost of the Work and the Contractor’s Fee is guaranteed by the Contractor not to exceed Nineteen Million, Two Hundred Eighty-Three Thousand, One Hundred Ninety-Five Dollars and 75/cents ($19,283,195.75   ), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner - per Exhibit A for reference only. The GMP is not a line item GMP, rather a total Lump Sum GMP. A savings cost and allocation of contingency to be stipulated in Change Order No. 1.

(Insert specific provisions if the Contractor is to participate in any savings.)

§ 5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)

N/A

§ 5.2.3 Unit prices, if any, are as follows:

Description	Units	Price ($0.00)
N/A

§ 5.2.4 Allowances, if any, are as follows

(Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

Refer to Exhibit B.

Allowance	Amount ($0.00)	Included items

§ 5.2.5 Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:

Refer to Exhibit C – Listing of Assumptions

Refer to Exhibit D – Design Development Estimate

§ 5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

AIA Document A111TM – 1997. Copyright ©1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 12:13:58 on 09/25/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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ARTICLE 6 CHANGES IN THE WORK

§ 6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Section 7.3.3 of AIA Document A201-1997.

§ 6.2 In calculating adjustments to subcontracts (except those awarded with the Owner’s prior consent on the basis of cost plus a fee), the terms “cost” and “fee” as used in Section 7.3.3.3 of AIA Document A201-1997 and the terms “costs” and “a reasonable allowance for overhead and profit” as used in Section 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner’s prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

§ 6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms “cost” and “costs” as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms “fee” and “a reasonable allowance for overhead and profit” shall mean the Contractor’s Fee as defined in Section 5.1.2 of this Agreement.

(Paragraphs deleted)

ARTICLE 7 COSTS TO BE REIMBURSED – AND INCLUDED IN GMP

§ 7.1 COST OF THE WORK

The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

§ 7.2 LABOR COSTS

§ 7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner’s approval, at off-site workshops, including fee of 7.5% for self-performed work.

§ 7.2.2 Wages or salaries of the Contractor’s project management, supervisory and administrative personnel when stationed at the site with the Owner’s approval.

(If it is intended that the wages or salaries of certain personnel stationed at the Contractor’s principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

§ 7.2.3 Wages and salaries of the Contractor’s supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

§ 7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Sections 7.2.1 through 7.2.3.

§ 7.3 SUBCONTRACT COSTS

§ 7.3.1. Amounts properly billed by Subcontractors for work which has been approved by the Contractor in accordance with the Subcontract.

(Paragraphs deleted)

§ 7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

§ 7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

§ 7.4.2 Costs of materials described in the preceding Section 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner’s property at the completion of the Work or, at the Owner’s option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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§ 7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

§ 7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

§ 7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner’s prior approval.

§ 7.5.3 Costs of removal of debris from the site.

§ 7.5.4 Costs of document reproductions, photographs, facsimile transmissions and long-distance telephone calls, cellular phones, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

§ 7.5.5 That portion of the reasonable expenses of the Contractor’s personnel incurred while traveling in discharge of duties connected with the Work.

§ 7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

§ 7.6 MISCELLANEOUS COSTS

§ 7.6.1 That portion of insurance and bond premiums that can be directly attributed to this Contract:

§ 7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

§ 7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

§ 7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Section 7.7.3.

§ 7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner’s consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor’s Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Section 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

§ 7.6.6 Data processing costs related to the Work, including all hardware and software costs.

§ 7.6.7 Deposits lost for causes other than the Contractor’s negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

§ 7.6.8 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner’s prior written approval; which approval shall not be unreasonably withheld.

§ 7.6.9 Expenses incurred in accordance with the Contractor’s standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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7.6.10 Cost of necessary safety equipment, supplies, drug testing, and associated safety procedures.

7.6.11 Off site storage warehousing and fabricating, if necessary.

7.6.12 Meals and lodging while conducting business for the Project.

7.6.13 Costs incurred after completion of the Project for warranty items that cannot be billed to subcontractors.

§ 7.7 OTHER COSTS AND EMERGENCIES

§ 7.7.1 Any cost not specifically excluded by Article 8, which Contractor incurs in the performance of the Work or furtherance of the Project.

(Paragraphs deleted)

§ 7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Section 10.6 of AIA Document A201-1997.

§ 7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8 COSTS NOT TO BE REIMBURSED – OR NOT INCLUDED IN THE GMP

§ 8.1 The Cost of the Work shall not include:

§ 8.1.1 Salaries and other compensation of the Contractor’s personnel stationed at the Contractor’s principal office or offices other than the site office, except as specifically provided in Sections 7.2.2 and 7.2.3 or as may be provided in Article 14. See Article 14.6.

§ 8.1.2 Expenses of the Contractor’s principal office and offices other than the site office.

§ 8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

§ 8.1.4 The Contractor’s capital expenses, including interest on the Contractor’s capital employed for the Work.

§ 8.1.5 Rental costs of machinery and equipment, except as specifically provided in Section 7.5.2.

§ 8.1.6 Except as provided in Section 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

§ 8.1.7 Any cost not specifically and expressly described in Article 7.

§ 8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS

§ 9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

§ 9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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ARTICLE 10 SUBCONTRACTS AND OTHER AGREEMENTS

§ 10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor’s own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

§ 10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ 10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

10.4 Notwithstanding the above, Owner and Contractor agree that there has been a partnered effort in attempting to meet the Owner’s budgets by select Subcontractors. Owner and Contractor further agree that the following preferred Subcontractors will be selected by the Contractor:

Blackhawk Foundation Co.
Drake-Williams Steel
Modern Piping
Giese Companies
Paulson Electric Co.

ARTICLE 11  ACCOUNTING RECORDS

The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor’s records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12 PAYMENTS

§ 12.1 PROGRESS PAYMENTS

§ 12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

§ 12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the Tenth (l0th) day of the month, or as follows:

§ 12.1.3 Provided that an Application for Payment is received by the Architect not later than the Fifteenth (15th) day of a month, the Owner shall make payment to the Contractor not later than the Fifteenth (15th)         day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 30 (   Thirty   ) days after the Architect receives the Application for Payment.

§ 12.1.4 With each Application for Payment, the Contractor shall submit payrolls, material invoices, subcontract invoices, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence

AIA Document A111TM – 1997. Copyright ©1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor’s Fee; plus (3) payrolls for the period covered by the present Application for Payment. The Contractor shall provide all backup information no later than 30 days after submission of pay requests.

§ 12.1.5 Each Application for Payment shall be based on the most recent schedule of values approved by the Contractor, Owner, and Architect, in accordance with the Contract Documents and submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor’s Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect and the Owner, may require. This schedule, unless objected to by the Architect and the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ 12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1                         take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201-1997;

.2                         add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3                         add the Contractor’s Fee, less retainage of   Ten Percent   (   10%   ). The Contractor’s Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Section 5.1.2 or, if the Contractor’s Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4                         subtract the aggregate of previous payments made by the Owner;

.5                         subtract the shortfall, if any, indicated by the Contractor in the documentation required by Section 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s accountants in such documentation; and

.6                         subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201-1997.

§ 12.1.8 Except with the Owner’s prior approval, payments to Subcontractors shall be subject to retainage of not less than Ten Percent (   10%   ) See Article 14.6. The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

§ 12.1.9 In taking action on the Contractor’s Applications for Payment, the Architect or the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect or Owner has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Section 12.1.4 or other supporting data; that the Architect or Owner

AIA Document A111TM – 1997. Copyright ©1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

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has made exhaustive or continuous on-site inspections or that the Architect or Owner has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s accountants acting in the sole interest of the Owner.

§ 12.2 FINAL PAYMENT

§ 12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

.1                        the Contractor has fully performed the Contract except for the Contractor’s responsibility to correct Work as provided in Section 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

.2                        a final Certificate for Payment has been issued by the Architect after approval by the Owner

§ 12.2.2 The Owner’s final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect’s final Certificate for Payment, or as follows:

§ 12.2.3 The Owner’s accountants will review and report in writing on the Contractor’s final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner’s accountants report to be substantiated by the Contractor’s final accounting, and provided the other conditions of Section 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner’s accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding a certificate as provided in Section 9.5.1 of the AIA Document A201-1997. The time periods stated in this Section 12.2.3 supersede those stated in Section 9.4.1 of the AIA Document A201-1997.

§ 12.2.4 If the Owner’s accountants report the Cost of the Work as substantiated by the Contractor’s final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor’s receipt of a copy of the Architect’s final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner’s accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect’s final Certificate for Payment.

§ 12.2.5 If, subsequent to final payment and at the Owner’s request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, which was not otherwise the responsibility of the Contractor to install, the Owner shall reimburse the Contractor such costs and the Contractor’s Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Section 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13 TERMINATION OR SUSPENSION

§ 13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Section 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Section 13.2 below, except that the Contractor’s Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

§ 13.2 The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Section 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

§ 13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

AIA Document A111TM – 1997. Copyright ©1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

User Notes:	(2365685923)

§ 13.2.2 Add the Contractor’s Fee computed upon the Cost of the Work to the date of termination at the rate stated in Section 5.1.2 or, if the Contractor’s Fee is stated as a fixed sum in that Section, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

§ 13.2.3 Subtract the aggregate of previous payments made by the Owner.

§ 13.3 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Section 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

§ 13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Section 14.3.2 of AIA Document A201-1997 except that the term “profit” shall be understood to mean the Contractor’s Fee as described in Sections 5.1.2 and Section 6.4 of this Agreement.

ARTICLE 14 MISCELLANEOUS PROVISIONS

§ 14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

§ 14.2 Payments due and unpaid under the Contract from either the Contractor of the Owner to the other shall bear interest at a rate per annum equal to the prime rate plus two percent (2%).
(Insert rate of interest agreed upon, if any.)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner’s and Contractor’s principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

§ 14.3 The Owner’s representative is:
(Name, address and other information.)

Mr. Kevin Fontenot
Executive Director Construction & Development
Diamond Jo, LLC
P. O. Box 1750
Dubuque, Iowa 52004

§ 14.4 The Contractor’s representative is:
(Name, address and other information.)

Mr. Ben Roush
Project Manager
Conlon Construction Co.
1100 Rockdale Road
Dubuque, Iowa 52003

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

User Notes:	(2365685923)

§ 14.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten days’ written notice to the other party.

§ 14.6 Other provisions:

Once project reaches 50% completion, Total Retainage withheld will be reduced to 5%.

Certain key staff personnel located in our main office will be included in our final GMP cost. The salaries of these individuals, plus labor burden, will be charged to the job as reimbursable costs for time spent directly on this project.

ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS

§ 15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

§ 15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997.

§ 15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997, as modified as attached hereto and executed by Owner and Contractor.

(Table deleted)
(Paragraph deleted)

§ 15.1.4 The Specifications are those contained in the Project Manual dated as in Section 15.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Title of Specifications exhibit:    See Exhibit E.

(Table deleted)

§ 15.1.5 The Drawings are as follows, and are dated    unless a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)
Title of Drawings exhibit: See Exhibit E.
(Table deleted)

§ 15.1.6 The Addenda, if any, are as follows:

Number	Date	Pages
Design Development No. 1 as enumerated in Exhibit E.

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

§ 15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor’s bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

Exhibit A - Budget Breakdown

Exhibit B - List of Allowances

Exhibit C - Assumptions and Clarifications

Exhibit D - Design Development Estimate

Exhibit E - Drawing/Specification Log

Exhibit G - Insurance Certificate

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

User Notes:	(2365685923)

ARTICLE 16 INSURANCE AND BONDS

(List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)

Type of insurance	Limit of liability ($0.00)
Insurance Certificate per Exhibit G

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

CONLON CONSTRUCTION CO.

/s/ Jonathan Swain	Timothy J. Conlon
OWNER (Signature)	CONTRACTOR (Signature)

Jonathan Swain, COO	Timothy J. Conlon, Vice-President
(Printed name and title)	(Printed name and title)

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:46:31 on 09/24/2007 under Order No. 1000311580_2 which expires on 7/15/2008, and is not for resale.

User Notes:	(2365685923)

“EXHIBIT A”

DIAMOND JO CASINO
BUDGET BREAKDOWN
ALLOWANCE VS FIRM PRICING
JUNE 8th, 2007

			For Contract 6/22/2007

ITEM	FIRM COST	BUDGET ALLOWANCE	ORIGNAL CONTRACT
General Conditions	$3,324,520.00		$675,000.00
Cast-In-Place Concrete	$2,077,953.00	$519,489.00	$2,597,442.00
Masonry	$1,407,960.00	$248,464.00
Steel	$3,530,999.00	$882,750.00	$4,413,749.00
Cold Form Metal Stud	$1,200,000.00	$300,000.00	$1,500,000.00
Woods & Plastic	$165,000.00	$2,687,269.00
Thermal/Moisture Protection	$1,818,800.00	$541,848.00
Doors, Frames & Hardware	$—	$905,412.00
Finishes	$1,100,000.00	$2,728,619.00
Specialties		$483,629.00
Equipment	$9,000.00	$2,726,087.00
Furnishings	$—	$779,808.00
Bowling Lanes	$1,320,000.00
Elevators	$1,060,000.00
Sprinkler		$444,625.00
Plumbing	$83,500.00	730,000.00	$285,000.00
HVAC	$3,000,000.00	$4,515,048.00	$3,673,468.00
Electrical	$4,225,700.00	$6,048,010.00	$1,261,000.00
Earthwork	$180,000.00	$2,351,711.00	$2,531,711.00
			$16,937,370.00
			$1,693,737.00	Contractor Contingency -10%
	$24,503,432.00	$26,892,769.00	$18,631,107.00	Sub-Total
Contractor Fee - 3.5%	$1,798,867.00		$652,088.75	Contractor Fee - 3.5%
TOTAL:	$26,302,299.00	$26,892,769.00	$19,283,195.75	TOTAL BEGINNING CONTRACT AMOUNT
	49.44%	50.56%
		$53,195,068.00

GENERAL CONSTRUCTION CONSTRUCTION MANAGEMENT DESIGN/BUILD	CONLON CONSTRUCTION CO. P.O. BOX 3400 DUBUQUE, IOWA 52004-3400 (563) 583-1724 FAX (563) 583-2162 www.conlonco.com

“EXHIBIT B”

The following is a list of allowances used for the Contract for the Diamond Jo Casino, based on the Design Development Drawings.

1.                         Concrete Allowance at Cash Room Ceiling of $4,000.00

2.                         Duct bank concrete, not clearly shown, in the amount $42,700.00. This amount is located in the “Cast-In-Place Concrete” section of the schedule of values.

3.                         Mechanical pad concrete, not clearly shown, in the amount of $9,000.00. This amount is located in the “Cast-ln-Place Concrete” section of the schedule of values.

4.                         10,700 sf of colored concrete along Bell Street, in the amount of $75,435.00 has been included. This amount is located in the “Sitework” portion of the schedule of values.

5.                         8,500 sf of regular sidewalk is included, in the amount of $24,395.00 and is located in the “Sitework” portion of the schedule of values.

6.                         Decorative brick piers and steel fencing in the amount of $131,100.00 is included in the “Sitework” portion of the schedule of values. This work is not clearly defined and this scope may change as documents progress.

7.                         Concrete bollards at the total allowance of $9,000.00 is in the “Sitework” portion of the schedule of values.

8.                         Parking signs and bollards in the amount of $3,000.00 is included in the “Sitework” portion of the schedule of values.

“EXHIBIT C – ASSUMPTIONS & CLARIFICATIONS”

If there are discreprencies between other contract documents and Exhibit C, Exhibit C shall take precedence.

1.                         The intent of this contract is to provide general conditions, mobilization, earthwork, Sitework, site utilities, auger cast foundations, site paving, cast-in-place concrete, structural steel, miscellaneous steel, cold formed metal framing (exterior walls), plumbing rough in, HVAC rough in and equipment purchase (when plans are available), electrical rough in. When such time that the remaining drawings are completed and released to us, we will provide the remaining costs, for the work associated with the revised drawings. When a contract amount for the remaining work and any adjustments to the existing contract amount are agreed upon, a change order adjusting the amount and finalizing the completion date, will be completed.

2.                         All testing required, as part of project, to be paid by Owner

3.                         The current design development estimate includes general conditions, from July 1, 2007 through September 30, 2007.

4.                         Building permit, foundation permits and storm water permit costs are not included in the general conditions. They will be a direct reimbursable cost to Conlon Construction Co.

5.                         Builders risk insurance to be provided by Owner.

6.                         Insurance requirements for this project to be as per Exhibit G.

7.                         A performance bond is not included.

8.                         The following back up information, from subcontractors, is to be used as assumptions and clarifications for the particular scope of work.

•                             McDermott Excavating - Including the cut/fill amounts shown, as the documents do not clearly define the new grading.

•                             Blackhawk Foundation Co. - Including the unit costs, as per quoted.

•                             Drake Williams Steel - Included proposal.

•                             Email from Modern Piping - Plumbing work through September 30, 2007.

•                             Email from Giese Companies - HVAC work through September 30, 2007.

•                             Email from Paulson Electric - Electrical work through September 30, 2007.

9.                         An office trailer for the Owner’s use will be provided and the cost is included in general conditions.

10.                   Chain link security fencing will be provided to secure site.

11.                   Gas service, electric service, phone service to be by others.

12.                   No design fees of any kind are included.

13.                   No exterior signage of any kind is included.

14.                   No utility tap or connection fees are included.

15.                   No utility service fees are included.

Diamond Jo Casino

Design Development

Base Bid

Project name	DJ DD Base Bid
Job size	186788 sf
Report format	Sorted by ‘Location/Group phase/Phase’ “Detail” summary Allocate addons

“EXHIBIT D — DESIGN DEVELOPMENT ESTIMATE”

Estimate Company					Standard Estimate Report DJ DD Base Bid

					Labor		Material
Item		Description	Takeoff		Unit	Amount	Unit		Amount	Unit		Subcontract			Equipment	Other	Total
			Qty		Cost		Cost			Cost		Amount		Name	Amount	Amount	Amount
Base Bid

011100.00		GENERAL REQUIREMENTS

		Subcontractor
011120.00	10	Corson General Conditions - Base Bid	1.00	isum	—	—	—		—	675,000.00	/isum	675,000	CCC				675,000
		Subcontractor										675,000			—	—	675,000

		GENERAL REQUIREMENTS				0			0			675,000			0	0	675,000

030000.00		CONCRETE

030010.00		Cast-in-Place Concrete
	20	032100 Reinforcing Steel	345.00	tons	—	—	963.00	tons	332,235	—		—	Corson		—	—	332,235
	20	032200 Mesh Reinforcing	1,210.00	sqy	—	—	21.40	sqy	25,894	—		—	Weber		—	—	25,894
	20	033000 Cast-in-Place Concrete	5,670.00	cuyd	—	—	—		—	372.00	/cuyd	2,183,613	Weber Concrete		—	—	2,183,613
	20	033000 Concrete safe Ceiling on Metal Deck	200.00	sqft	—	—	—		—	20.00	/sqft	4,000	Corson		—	—	4,000
	20	033000 Duct Base Concrete	1.00	isum	—	—	0.00		0	47,700.00	/isum	42,700	Corson		—	—	42,700
	20	033000 Mechanical Pad Concrete	1.00	isum	—	—	0.00		0	9,000.00	/isum	9,000	Corson		—	—	9,000
		Cast-in-Place Concrete							358,129			2,239,313					2,597,442

		CONCRETE				0			358,129			2,239,313			0	0	2,597,442

050000.00		METALS

050010.00		Metals
	10	051200 Structural Steel	1.00	isum	—	—	—		—	4,413,749.00	/isum	4,413,749	Drake Williams		—	—	4,413,749
	10	052100 Steel Joists	1.00	isum	—	—	—		—				Drake Williams		—	—
	10	053100 Steel Decking	1.00	isum	—	—	—		—				Drake Williams		—	—
	10	054100 Cold Formed Metal Framing	1.00	isum	—	—	—		—	1,500,000.00	/isum	1,500,000	Hallmark		—	—	1,500,000
	10	055000 Metal Fabrications	1.00	isum	—	—	—		—				Drake Williams		—	—
	10	055100 Steel Stairs	1.00	isum	—	—	—		—				Drake Williams		—	—
	10	055213 Pipe And Tube Railings	1.00	isum	—	—	—		—				Drake Williams	—	—
	10	057000 Ornamental Metal	1.00	isum	—	—	—-		—				Drake Williams	—	—
		Metals										5,913,749					5,913,749

		METALS				0			0	0		5,913,749					5,913,749

1

220000.00		PLUMBING

220600.00		Plumbing
	10	220648 Plumbing - Base Bid	166,788.00	sf	—	—	—	—	1.53	/sf	285,000	Modern		—	—	285,000
		Plumbing									285,000			—	—	285,000

		PLUMBING				0		0			285,000			0	0	285,000

230000.00		HVAC

230500.00		HVAC
	10	230500 HVAC - Base Bid	166,786.00	sf	—	—	—	—	19.67	/sf	3,673,468	Giese		—	—	3,673,468
		HVAC									3,673,468			—	—	3,673,468

		HVAC				0		0			3,673,468			0	0	3,673,468

260000.00		ELECTRICAL

260500.00		Electrical
	10	260500 Electrical - Base Bid	186,788.00	sf	—	—	—	—	6,751	/sf	1,261,000	Paulson		—	—	1,261,000
		Electrical									1,261,000			—	—	1,261,000

		ELECTRICAL				0		0			1,261,000			0	0	1,261,000

310000.00		EARTHWORK

310010.00		Earthwork
	10	310513 Soils for Earthwork	1.00	isum	—	—	—	—	460,000.00	/isum	460,000	McDermott		—	—	460,000
	10	310516 Aggregates for Earthwork	1.00	isum	—	—	—	—	•		•	McDermott		—	—
	15	310000 Site Clearing & Demolition	1.00	isum	—	—	—	—	•		•	McDermott		—	—
	15	312219 Finish Grading	1.00	isum	—	—	—	—	•		•	McDermott		—	—
	20	312300 Excavation & Fill	1.00	isum	—	—	—	—	•		•	McDermott		—	—
	20	312333 Trenching & Backfilling	1.00	isum	—	—	—	—	•		•	McDermott		—	—
	20	316213 Concrete Piers	1.00	isum	—	—	—	—					—	—
		Earthwork									460,000					460,000

		EARTHWORK				0		0			460,000			0	0	460,000

320000.00		EXTERIOR IMPROVEMENTS

320010.00		Exterior Improvements
	10	321116 Subbase Courses	1.00	isum	—	—	—	—	•		•	McDermott		—	—
	10	321200 Paving, Curb & Gutter	1.00	isum	—	—	—	—	380,000.00	/isum	380,000	Horsfeld		—	—	380,000
	20	321300 Colored Concrete© St.	10,700.00	sf	—	—	—	—	7.05	/sf	75,435	Pat O’Dowd		—	—	75,435
	20	321723 Pavement Markings	1.00	isum	—	—	—	—	6,500.00	/isum	6,500	CCC		—	—	6,500
	20	321300 Sidewalk	5,500.00	sf	—	—	—	—	2.87	/sf	24,395	MR Construction		—	—	24,395

2

	30	328000 Irrigation Systems	1.00	isum	—	—	—	—	106,966,00	/isum	106,966	Nauman		—	—	160,966
	30	329000 Planting	1.00	isum	—	—	—	—	•		•	Nauman		—	—
	30	329000 Sodding	3,800.00	sqyd	—	—	—	—	•		•	Nauman		—	—
	30	329000 Decorative Site Fence & Brick Piers	460.00	ton	—	—	—	—	285.00	/ton	131,100	Giese		—	—	131,100
	30	329000 Concrete Bollards	30.00	each	—	—	—	—	300.00	/each	9,000	CCC		—	—	9,000
	30	329000 Parking Sign & Poles	10.00	each	—	—	—	—	300.00	/each	3,000	CCC		—	—	3,000
—		0320000 Auger Cast In Place Piles	876.00	each			0.00	0	1,398,231	/each	1,224,850	Blackhawk		—	—	1,224,850
		0320000 Auger Cast Rebar	75.00	ton			0.00	0	1,472.67	/ton	110,465	CCC		—	—	110,465
		Exterior Improvements									2,071,711					2,071,711

—		EXTERIOR IMPROVEMENTS				0		0			2,071,711			0	0	2,071,711

330000.00		UTILITIES

330010.00		Utilities
	10	331010 Water Utilities	1.00	isum	—	—	—	—	•	•	McDermott		—	—
	10	333000 Sanitary Sewerage Utilities	1.00	isum	—	—	—	—	•	•	McDermott		—	—
	10	334000 Storm Drainage Utilities	1.00	isum	—	—	—	—	•	•	McDermott		—	—

		UTILITIES				0		0			0			0	0	0

		Base Bid				0		358,129			16,579,241			0	0	16,937,370

3

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
ARCHITECTURAL
Cover	Cover Sheet	5/7/2007
A0.01	Information Sheet	5/7/2007
A0.02	General Notes	5/7/2007
A0.10	Wall Types	5/7/2007	5/25/2007
A0.11	Wall Types	5/7/2007	5/25/2007
A0.20	ANSI Information	5/7/2007
A0.21	ANSI Information	5/7/2007
A0.22	ANSI Information	5/7/2007
A0.23	Fire Proofing	5/7/2007
A0.50	Site Plan - Aerial	5/7/2007
A1.00	Site Plan	5/7/2007
A2.01	Level 1 Overall Floor Plan	5/7/2007
A2.02	Level Interstitial Overall Floor Plan	5/7/2007
A2.03	Level 2 Overall Floor Plan	5/7/2007
A2.04	Level 3 Overall Floor Plan	5/7/2007
A2.11	Level 1 Area A Floor Plan	5/7/2007
A2.12	Level 1 Area B Floor Plan	5/7/2007
A2.13	Level 1 Area C Floor Plan	5/7/2007
A2.14	Level 1 Area D Floor Plan	5/7/2007
A2.15	Level 1 Area E Floor Plan	5/7/2007
A2.23	Level Interstitial Area C Floor Plan	5/7/2007
A2.24	Level Interstitial Area D Floor Plan	5/7/2007
A2.31	Level 2 Area A Floor Plan	5/7/2007
A2.32	Level 2 Area B Floor Plan	5/7/2007
A2.33	Level 2 Area C Floor Plan	5/7/2007
A2.34	Level 2 Area D Floor Plan	5/7/2007
A2.35	Level 2 Area E Floor Plan	5/7/2007
A2.44	Level 3 Area D Floor Plan	5/7/2007
A2.51	Level 1 Area A Slab Plan	5/7/2007
A2.52	Level 1 Area B Slab Plan	5/7/2007
A2.53	Level 1 Area C Slab Plan	5/7/2007	5/25/2007
A2.54	Level 1 Area D Slab Plan	5/7/2007
A2.55	Level 1 Area E Slab Plan	5/7/2007
A2.63	Level Interstitial Area C Slab Plan	5/7/2007	5/25/2007
A2.64	Level Interstitial Area D Slab Plan	5/7/2007
A2.71	Level 2 Area A Slab Plan	5/7/2007
A2.72	Level 3 Area B Slab Plan	5/7/2007
A2.73	Level 3 Area C Slab Plan	5/7/2007	5/25/2007
A2.74	Level 3 Area D Slab Plan	5/7/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
A2.73	Level 3 Area C Slab Plan	5/7/2007
A2.74	Level 3 Area D Slab Plan	5/7/2007
A2.75	Level 2 Area E Slab Plan	5/7/2007
A3.01	Level 1 Overall RCP	5/7/2007
A3.02	Level Interstitial Overall RCP	5/7/2007
A3.03	Level 2 Overall RCP	5/7/2007
A3.11	Level 1 Area A RCP	5/7/2007
A3.12	Level 1 Area B RCP	5/7/2007
A3.13	Level 1 Area C RCP	5/7/2007
A3.14	Level 1 Area D RCP	5/7/2007
A3.15	Level 1 Area E RCP	5/7/2007
A3.23	Level Interstitial Area C RCP	5/7/2007
A3.24	Level Interstitial Area D RCP	5/7/2007
A3.31	Level 2 Area A RCP	5/7/2007
A3.32	Level 2Area B RCP	5/7/2007
A3.33	Level 2 Area C RCP	5/7/2007
A3.34	Level 2 Area D RCP	5/7/2007
A3.35	Level 2 Area E RCP	5/7/2007
A4.01	Overall Roof Plan	5/7/2007	5/25/2007
A5.10	Elevation - East	5/7/2007	5/25/2007
A5.11	A5.11 pdf		5/25/2007
A5.20	Elevation - South	5/7/2007	5/25/2007
A5.30	Elevation - West	5/7/2007	5/25/2007
A5.40	Elevation - North	5/7/2007	5/25/2007
A6.01	Building Section 3-4	5/7/2007	5/25/2007
A6.02	Building Section M-N	5/7/2007
A6.03	Building Section C-D	5/7/2007
A6.06	Building Section temp A6		5/25/2007
A6.21	Wall Sections	5/7/2007
A7.01	Stair Enlarged Plan	5/7/2007
A7.01	Stair Enlarged Plan	5/7/2007
A7.02	Stair Enlarged Plan	5/7/2007
A7.03	Stair Enlarged Plan	5/7/2007
A7.04	Stair Enlarged Plan	5/7/2007	5/25/2007
A7.05	Stair Enlarged Plan	5/7/2007	5/25/2007
A7.06	Stair Enlarged Plan	5/7/2007
A7.07	Stair Enlarged Plan	5/7/2007
A7.08	Stair Enlarged Plan	5/7/2007
A7.09	Stair Enlarged Plan	5/7/2007
A7.11	Stair Enlarged Plan A7		5/25/2007
A7.21	Elevator Enlarged Plan	5/7/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
A7.22	Elevator Enlarged Plan	5/7/2007
A7.23	Elevator Enlarged Plan	5/7/2007
A7.24	Escalator Enlarged Plan	5/7/2007
A7.31	Restroom Enlarged Plan	5/7/2007
A7.32	Restroom Enlarged Plan	5/7/2007
A7.33	Restroom Enlarged Plan	5/7/2007
A7.34	Restroom Enlarged Plan	5/7/2007
A7.35	Restroom Enlarged Plan	5/7/2007
A7.41	Enlarged Plan A7	5/25/2007
A7.42	Lounge Enlarged Plan A7	5/25/2007
A7.43	Lounge Enlarged Plan A7	5/25/2007
A8.01	Wall Details	5/7/2007
A8.02	Wall Details	5/7/2007
A8.03	Wall Details	5/7/2007
A8.10	Ceiling Details	5/7/2007
A8.20	Roof Details	5/7/2007
A8.21	Roof Details	5/7/2007
A8.22	Roof Details	5/7/2007
A8.31	Misc. Details	5/7/2007
A8.32	Misc. Details	5/7/2007
A8.33	Misc. Details	5/7/2007
A8.41	Exterior Wall Details	5/7/2007
A9.00	Door and Hardware Schedule	5/7/2007
A9.01	Door Details	5/7/2007
A9.02	Door Details	5/7/2007
A9.50	Window Detail	5/7/2007
A9.51	Window Detail	5/7/2007
LIFE SAFETY
LS2.01	Level 1 Overall Floor Plan - Egress	5/7/2007
LS2.02	Interstitial Overall Floor Plan - Egress	5/7/2007
LS2.03	Level 2 Overall Floor Plan - Egress	5/7/2007
CIVIL/ LANDSCAPING
C1.1	General Information Sheet	5/7/2007
C2.1	Site Removals Plan	5/7/2007
C3.1	Site Utility Plan	5/7/2007
C4.1	Site Plan	5/7/2007
C5.1	Site Paving Plan	5/7/2007
C6.1	Site Landscape Plan	5/7/2007
C6.2	Site Landscape Details	5/7/2007
9950	Major Site Plan		5/25/2007
Survey	Survey		5/25/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
1 of 2	Storm Water Pollution Prevention Plan		5/25/2007
2 of 2	Storm Water Pollution Prevention Plan		5/25/2007
STRUCTURAL
S1.00	General Structural Notes	5/7/2007	5/25/2007	6/22/2007
S1.10	Typical Details (General)	5/7/2007	5/25/2007	6/22/2007
S1.11	Typical Details (Concrete)	5/7/2007	5/25/2007	6/22/2007
S1.12	Typical Details (Concrete)	5/7/2007	5/25/2007	6/22/2007
S1.20	Typical Details (Steel)	5/7/2007	5/25/2007	6/22/2007
S1.21	Typical Details (Steel)	5/7/2007	5/25/2007	6/22/2007
S2.11	Area A Foundation Plan	5/7/2007	5/25/2007	6/22/2007
S2.12	Area B Foundation Plan	5/7/2007	5/25/2007	6/22/2007
S2.13	Area C Foundation Plan	5/7/2007	5/25/2007	6/22/2007
S2.14	Area D Foundation Plan	5/7/2007	5/25/2007	6/22/2007
S2.15	Area E Foundation Plan	5/7/2007	5/25/2007	6/22/2007
S2.21	Area A Slap Top Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.22	Area B Slab Top Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.23	Area C Slab Top Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.24	Area D Slab Top Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.25	Area E Slab Top Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.31	Area A Slab Bottom Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.32	Area B Slab Bottom Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.33	Area C Slab Bottom Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.34	Area D Slab Bottom Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S2.35	Area E Slab Bottom Reinforcing Plan	5/7/2007	5/25/2007	6/22/2007
S3.11	Area A Second Floor Framing Plan	5/7/2007	5/25/2007	6/22/2007
S3.12	Area B Second Floor Framing Plan	5/7/2007	5/25/2007	6/22/2007
S3.13	Area C Second Floor Framing Plan	5/7/2007	5/25/2007	6/22/2007
S3.14	Area D Second Floor Framing plan	5/7/2007	5/25/2007	6/22/2007
S3.15	Area E Second Floor Framing Plan	5/7/2007	5/25/2007	6/22/2007
S4.11	Area A Roof Framing Plan	5/7/2007	5/25/2007	6/22/2007
S4.12	Area B Roof Framing Plan	5/7/2007	5/25/2007	6/22/2007
S4.13	Area C Roof Framing Plan	5/7/2007	5/25/2007	6/22/2007
S4.14	Area D Roof Framing Plan	5/7/2007	5/25/2007	6/22/2007
S4.15	Area E Roof Framing Plan	5/7/2007	5/25/2007	6/22/2007
S5.10	Steel Column Schedules	5/7/2007	5/25/2007	6/22/2007
S5.11	Steel Brace Frame Elevations	5/7/2007	5/25/2007	6/22/2007
S6.11	Foundation Details	5/7/2007	5/25/2007	6/22/2007
S6.12	Foundation Details	5/7/2007	5/25/2007	6/22/2007
MECHANICAL
M0.00	Legend, Schedules, General Notes	5/7/2007
M0.01	Schedules	5/7/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
M0.02	Schedules	5/7/2007
M0.03	Automatic Temperature Control Diagrams	5/7/2007
M0.04	Automatic Temperature Control Diagrams	5/7/2007
M0.05	Automatic Temperature Control Diagrams	5/7/2007
M0.06	Automatic Temperature Control Diagrams	5/7/2007
M0.07	Automatic Temperature Control Diagrams	5/7/2007
M1.10A	Area A First Floor Plan - Mechanical	5/7/2007
M1.01B	Area B First Floor Plan - Mechanical	5/7/2007
M1.01C	Area C First Floor Plan - Mechanical	5/7/2007
M1.01D	Area D First Floor Plan - Mechanical	5/7/2007
M1.01E	Area E First Floor Plan - Mechanical	5/7/2007
M1.20A	Area A Second Floor Plan - Mechanical	5/7/2007
M1.20B	Area B Second Floor Plan - Mechanical	5/7/2007
M1.20C	Area C Second Floor Plan - Mechanical	5/7/2007
M1.20D	Area D Second Floor Plan - Mechanical	5/7/2007
M1.20E	Area E Second Floor Plan -Mechanical	5/7/2007
M1.23	Area C Interstitial Floor Plan - Mechanical	5/7/2007
M2.10A	Area A First Floor Plan - Mechanical Piping	5/7/2007
M2.10B	Area B First Floor Plan - Mechanical Piping	5/7/2007
M2.10C	Area C First Floor Plan - Mechanical Piping	5/7/2007
M2.10D	Area D First Floor Plan - Mechanical Piping	5/7/2007
M2.10E	Area E First Floor Plan - Mechanical Piping	5/7/2007
M2.20A	Area A Second Floor Plan - Mechanical Piping	5/7/2007
M2.20B	Area B Second Floor Plan - Mechanical Piping	5/7/2007
M2.20C	Area C Second Floor Plan - Mechanical Piping	5/7/2007
M2.20D	Area D Second Floor Plan - Mechanical Piping	5/7/2007
M2.20E	Area E Second Floor Plan - Mechanical Piping	5/7/2007
M3.00	Enlarge Partial Roof Plan - Mechanical	5/7/2007
M3.01	Enlarge Partial Roof Plan - Mechanical	5/7/2007
M3.02	Enlarge Partial Roof Plan - Mechanical	5/7/2007
M5.00	Chilled / Condenser Water Flow Diagrams	5/7/2007
M5.01	Condenser Water Row Diagrams	5/7/2007
M5.02	Hot Water Row Diagrams	5/7/2007
M6.00	Details	5/7/2007
PLUMBING
P0.00	Legend Schedules, General Notes	5/7/2007
P1.10A	Area A First Floor Plan	5/7/2007
P1.10B	Area B First Floor Plan	5/7/2007
P1.10C	Area C First Floor Plan	5/7/2007
P1.10D	Area D First Floor Plan	5/7/2007
P1.10E	Area E First Floor Plan	5/7/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
P1.20A	Area A Second Floor	5/7/2007
P1.20B	Area B Second Floor	5/7/2007
P1.20C	Area C Second Floor	5/7/2007
P1.20D	Area D Second Floor Plan	5/7/2007
P1.20E	Area E Second Floor Plan	5/7/2007
P2.23	Area C Interstitial Floor Plan	5/7/2007
P3.00	Enlarged Floor Plan	5/7/2007
P3.01	Enlarged Floor Plan	5/7/2007
P3.02	Enlarged Floor Plan	5/7/2007
P3.03	Enlarged Floor Plan	5/7/2007
P3.04	Enlarged Floor Plan	5/7/2007
P3.05	Enlarged Floor Plan	5/7/2007
P3.06	Enlarged Floor Plan	5/7/2007
P3.07	Enlarged Floor Plan	5/7/2007
P3.08	Enlarged Floor Plan	5/7/2007
P4.00	Details	5/7/2007
ELECTRICAL
EG.00	Symbol List, General Notes, Sheet Index	5/7/2007
EG.01	Fixture Schedule	5/7/2007
ES1.01	Site Plan - Electrical	5/7/2007
E0.10	Overall First Floor Plan - Electrical	5/7/2007
E0.20	Overall Intersititial Floor Plan - Electrical	5/7/2007
E0.30	Overall Second Floor Plan - Electrical	5/7/2007
E0.40	Overall Third Floor Plan - Electrical	5/7/2007
E0.50	Overall Roof Plan - Electrical	5/7/2007
E1.10A	Area A First Floor Plan - Lighting	5/7/2007
E1.10b	Area B First Floor Plan - Lighting	5/7/2007
E1.10C	Area C First Floor Plan - Lighting	5/7/2007
E1.10D	Area D First Floor Plan - Lighting	5/7/2007
E1.10E	Area E First Floor Plan - Lighting	5/7/2007
E1.20A	Area A Second Floor Plan - Lighting	5/7/2007
E1.20B	Area B Second Floor Plan - Lighting	5/7/2007
E1.20C	Area C Second Floor Plan - Lighting	5/7/2007
E1.20D	Area D Second Floor Plan - Lighting	5/7/2007
E1.20E	Area E Second Floor Plan - Lighting	5/7/2007
E2.10A	Area A First Floor Plan - Power	5/7/2007
E2.10B	Area B First Floor Plan - Power	5/7/2007
E2.10C	Area C First Floor Plan - Power	5/7/2007
E2.10D	Area D First Floor Plan - Power	5/7/2007
E2.10E	Area E First Floor Plan - Power	5/7/2007
E2.20A	Area A Second Floor Plan - Power	5/7/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
E2.20B	Area B Second Floor Plan - Power	5/7/2007
E2.20C	Area C Second Floor Plan - Power	5/7/2007
E2.20D	Area D Second Floor Plan - Power	5/7/2007
E2.20E	Area E Second Floor Plan - Power	5/7/2007
E4.01	Enlarged Electrical Plans	5/7/2007
E4.02	Enlarged Electrical Plans	5/7/2007
E4.03	Enlarged Electrical Plans	5/7/2007
E4.04	Enlarged Electrical Plans	5/7/2007
E4.05	Enlarged Electrical Plans - Buffet	5/7/2007
E5.00	Feeder Schedule Calculations	5/7/2007
E5.01	Single Line Diagram	5/7/2007
E5.02	Single Line Diagram	5/7/2007
E6.01	Electrical Diagrams	5/7/2007
E7.01	Panel Schedules	5/7/2007
E7.01	Panel Schedules	5/7/2007
FOOD SERVICE
FSA-1	Food Service Equipment Plan	5/7/2007
FSB-1	Food Service Equipment Plan	5/7/2007
FSC-1	Food Service Equipment Plan	5/7/2007
FSD-1	Food Service Equipment Plan	5/7/2007
FSE-1	Food Service Equipment Plan	5/7/2007
FSF-1	Food Service Equipment Plan	5/7/2007
FSG-1	Food Service Equipment Plan	5/7/2007
INTERIOR DESIGN
I0.00	Cover Sheet	5/7/2007
I0.01	ADA Notes	5/7/2007
I0.02	ADA Notes	5/7/2007
I2.00	Overall Level 1 Floor Plan	5/7/2007
I2.01	Overall Level 2 Floor Plan	5/7/2007
I2.02A	Level 1 Area A Floor Finish Plan	5/7/2007
I2.02B	Level 1 Area B Floor Finish Plan	5/7/2007
I2.02C	Level 1 Area C Floor Finish Plan	5/7/2007
I2.02D	Level 1 Area D Floor Finish Plan	5/7/2007
I2.02E	Level 1 Area E Floor Finish Plan	5/7/2007
I2.03A	Level 1 Area A Floor Furnishing Plan	5/7/2007
I2.03B	Level 1 Area B Floor Furnishing Plan	5/7/2007
I2.03C	Level 1 Area C Floor Furnishing Plan	5/7/2007
I2.03D	Level 1 Area D Floor Furnishing Plan	5/7/2007
I2.03E	Level 1 Area E Floor Furnishing Plan	5/7/2007
I2.04A	Level 2 Area A Finish Plan	5/7/2007
I2.04B	Level 2 Area B Finish Plan	5/7/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue Date	Structural Update
I2.04C	Level 2 Area C Finish Plan	5/7/2007
I2.04D	Level 2 Area D Finish Plan	5/7/2007
I2.04E	Level 2 Area E Finish Plan	5/7/2007
I2.05A	Level 2 Area A Furnishing Plan	5/7/2007
I2.05B	Level 2 Area B Furnishing Plan	5/7/2007
I2.05C	Level 2 Area C Furnishing Plan	5/7/2007
I2.05D	Level 2 Area D Furnishing Plan	5/7/2007
I2.05E	Level 2 Area E Furnishing Plan	5/7/2007
I2.10A	Level 1 Area A Reflected Ceiling Plan	5/7/2007
I2.10B	Level 1 Area B Reflected Ceiling Plan	5/7/2007
I2.10C	Level 1 Area C Reflected Ceiling Plan	5/7/2007
I2.10D	Level 1 Area D Reflected Ceiling Plan	5/7/2007
I2.10E	Level 1 Area E Reflected Ceiling Plan	5/7/2007
I2.11A	Level 2 Area A Reflected Ceiling Plan	5/7/2007
I2.11B	Level 2 Area B Reflected Ceiling Plan	5/7/2007
I2.11C	Level 2 Area C Reflected Ceiling Plan	5/7/2007
I2.11D	Level 2 Area D Reflected Ceiling Plan	5/7/2007
I2.11E	Level 2 Area E Reflected Ceiling Plan	5/7/2007
LIGHTING
LC1.0	Site Lighting Plan and Calculations	5/7/2007
LC1.01.1	Site Landscaping Lighting Plan	5/7/2007
LC2.01	Level 1 Overall Floor Level Lighting Plan	5/7/2007
LC2.03	Level 2 Overall Floor Level Lighting Plan	5/7/2007
LC5.1	Exterior Lighting Elevation North	5/7/2007
LC5.2	Exterior Lighting Elevation South	5/7/2007
LC5.30	Exterior Lighting Elevation West	5/7/2007
LC5.40	Exterior Lighting Elevation East	5/7/2007
AUDIO / VIDEO
TA0.00	Symbol List, Cable Schedule, Sheet Index	5/7/2007
TA0.01	Lounge Video & Control System - A/V	5/7/2007
TA0.02	Lounge Audio One Line - A/V	5/7/2007
TA1.10A	Area A First Floor Plan - A/V	5/7/2007
TA1.10B	Area B First Floor Plan - A/V	5/7/2007
TA1.10C	Area C First Floor Plan - A/V	5/7/2007
TA1.10D	Area D First Floor Plan - A/V	5/7/2007
TA1.10E	Area E First Floor Plan - A/V	5/7/2007
TA1.20A	Area A Second Floor Plan - A/V	5/7/2007
TA1.20B	Area B Second Floor Plan - A/V	5/7/2007
TA1.20C	Area C Second Floor Plan - A/V	5/7/2007
TA1.20D	Area D Second Floor Plan - A/V	5/7/2007
TA1.20E	Area E Second Floor Plan - A/V	5/7/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Sheet No.	Sheet Title/Description	Original Issue Date	DD Addendum Issue date	Structural Update
TA2. 10A	Area A First Floor Plan - A/V	5/7/2007
TA2. 10B	Area B First Floor Plan - A/V	5/7/2007
TA2. 10C	Area C First Floor Plan - A/V	5/7/2007
TA2. 10D	Area D First Floor Plan - A/V	5/7/2007
TA2. 10E	Area E First Floor Plan - A/V	5/7/2007
TA2. 20A	Area A Second Floor Plan - A/V	5/7/2007
TA2. 20B	Area B Second Floor Plan - A/V	5/7/2007
TA2. 20C	Area C Second Floor Plan - A/V	5/7/2007
TA2. 20D	Area D Second Floor Plan - A/V	5/7/2007
TA2. 20E	Area E Second Floor Plan - A/V	5/7/2007
TELECOM
T0.00	Symbol List, Cable Schedule, Sheet Index	5/7/2007
T0.10	Overall First Floor Plan - Telecomm	5/7/2007
T0.30	Overall Second Floor Plan - Telecomm	5/7/2007
TS1.01	Telecom Site Plan	5/7/2007
T2.10A	Area A First Floor Plan - Telecomm	5/7/2007
T2.10B	Area B First Floor Plan - Telecomm	5/7/2007
T2.10C	Area C First Floor Plan - Telecomm	5/7/2007
T2.10D	Area D First Floor Plan - Telecomm	5/7/2007
T2.10E	Area E First Floor Plan - Telecomm	5/7/2007
T2.20A	Area A Second Floor Plan - Telecomm	5/7/2007
T2.20B	Area B Second Floor Plan - Telecomm	5/7/2007
T2.20C	Area C Second Floor Plan - Telecomm	5/7/2007
T2.20D	Area D Second Floor Plan - Telecomm	5/7/2007
T2.20E	Area E Second Floor Plan - Telecomm	5/7/2007
T4.00	Area E Enlarged Main Telecomm 2nd Level	5/7/2007
T4.01	Enlarged Telecomm Plans	5/7/2007
SPECIFICATIONS
07.0030.F00	Dubuque FPR 5.02.2007		5/25/2007
9950	Plantings		5/25/2007
9950	Site Furniture		5/25/2007
DD Spec.	Design Development Spec 2007-05-11		5/25/2007
FPR	FPR Drawings 5-7-07		5/25/2007
VT Spec	Vertical Transportation Spec 2007-05-11		5/25/2007

Diamond Jo Casino Drawing Index - EXHIBIT E	9/25/2007

Exhibit G

ACORDTM CERTIFICATE OF LIABILITY INSURANCE	OP ID 65 CONCON1	DATE (MM/DD/YYYY) 10/03/07
PRODUCER Cottingham & Butler, Inc. 300 SECURITY BUILDING PO BX 28 DUBUQUE IA 52001 Phone: 563-587-5000 Fax: 563-583-7339

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATIon ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW

INSURED	INSURERS AFFORDING COVERAGE	NAIC #
	insurer A: Zurich American	16535
	INSURER B: American Guarantee & Liability	26247
Conlon Construction Company	insurer C: Phoenix Insurance Compay	25623
Po Box 3400, 1100 Rockdale Rd.	INSURER D:
Dubuque IA 52001	INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD’L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
GENERAL LIABILITY	EACH OCCURRENCE	$2000000
☒ COMMERCIAL GENERAL LIABILITY	GLO 9138471-01	07/01/07	07/01/08	DAMAGE TO RENTED PREMISES (Ea occurence)	$1000000
A	☐☐ CLAIMS MADE ☒ OCCUR	MED EXP (Any one person)	$10000
☐	PERSONAL & ADV INJURY	$2000000
☐	GENERAL AGGREGATE	$4000000
GEN’L AGGREGATE LIMIT APPLIES PER:	PRODUCTS - COMP/OP AGG	$4000000
☐ POLICY ☒ PROJECT ☐ LOC
AUTOMOBILE LIABILITY	COMBINED SINGLE LIMIT (Ea accident)	$1000000
A	☒	ANY AUTO	BAP 9138472-01	07/01/07	07/01/08	BODILY INJURY (Per person)	$
☐	ALL OWNED AUTOS	BODILY INJURY (Per accident)	$
☒	SCHEDULED AUTOS	PROPERTY DAMAGE (Per accident)	$
☒	HIRED AUTOS
☐	NON-OWNED AUTOS
☒	Hrd Auto Phys Dam
$100 Comp/$250Coll
GARAGE LIABILITY	AUTO ONLY - EA ACCIDENT	$
☐	ANY AUTO	OTHER THAN	EA ACC	$
☐	AUTO ONLY:	AGG	$
EXCESS/UMBRELLA LIABILITY	EACH OCCURRENCE	$10,000,000
B	☒ OCCUR	☐ CLAIMS MADE	AUC9138485-00	07/01/07	07/01/08	AGGREGATE	$10,000,000
$
☐ DEDUCTIBLE	$
☐ RETENTION	$	$
WORKERS COMPENSATION AND EMPLOYERS’	☒	WC STATUTORY LIMITS	☐	OTHER
LIABILITY
A	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED?	WC9138473-01	07/01/07	07/01/08	E.L. EACH ACCIDENT	$1000000
If yes, describe under	E.L. DISEASE - EA EMPLOYEE	$1000000
SPECIAL PROVISIONS below	E.L. DISEASE - POLICY LIMIT	$1000000
C	OTHER Property	QT660140D6028PHX07	07/01/07	07/01/08

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

*Except for nonpayment of premium. The certificate holder is additional insured on the general liability policy and the auto liability policy. A waiver of subrogation is included in favor of the certificate holder in regards to the workers compensation policy, auto liability policy and the general liability policy on a primary and non-contributory basis.

CERTIFICATE HOLDER	CANCELLATION
DIJ0IAI Diamond Jo, LLC DBA Diamond Jo Casino 3rd St Harbor P. O. Box 1750 Dubuque IA 52004-1750

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL *30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.
AUTHORIZED REPRESENTATIVE

/s/ John J. Ottevi

ACORD 25 (2001/08)	© ACORD CORPORATION 1988

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

ACORD 25 (2001/08)